SUPPLEMENT DATED DECEMBER 5, 1995
                             TO THE PROSPECTUS FOR
                              FRANKLIN EQUITY FUND
                             DATED NOVEMBER 1, 1995

The Prospectus for the Fund is amended in the following respects:

A. The following discussion of the Fund's Annual Operating Expenses, including the footnotes thereto, appearing in the Expense Table replaces the current discussion of these matters in the Table. The remainder of the table has not been changed.




ANNUAL FUND OPERATING EXPENSES                                 CLASS I           CLASS II
  (as a percentage of average net assets)
Management Fees                                                0.54%             0.54%
Rule 12b-1 Fees                                                0.18%*            1.00%*
Other Expenses:
   Shareholder Servicing Costs                                 0.09%             0.09%
   Reports to Shareholders                                     0.08%             0.08%
   Other                                                       0.06%             0.06%
Total Other Expenses                                           0.23%             0.23%**
                                                               -----             -------
Total Fund Operating Expenses                                  0.95%             1.77%
                                                               =====             =====


* The maximum annual amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.25%. The Class II Rule 12b-1 fee is based on the maximum amount allowed pursuant to the Class II plan of distribution. See "Plans of Distribution" under "Management of the Fund". Consistent with National Association of Securities Dealers, Inc.Os rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. **"Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended June 30, 1995.

B. The table and accompanying matters discussed under "Financial Highlights" in the Prospectus are revised to read as follows:

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the financial highlights for a share of each class of the Fund. The information for each of the five fiscal years in the period ended June 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the FundOs Annual Report to Shareholders dated June 30, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report. See "Reports to Shareholders" under "General Information."

Class I Shares:
                                                                            Year ended June 30
                              1995         1994     1993     1992      1991     1990     1989      1988     1987      1986
Per Share Operating Performance
Net asset value at
 beginning of year.....       $6.53       $7.25    $7.12    $7.36     $7.17     $7.21    $6.67    $7.73    $7.19    $5.43
Net investment income..         .08         .10      .12      .14       .15       .17      .19      .12      .10      .11
Net realized & unrealized
 gains on securities           1.329        .107     .557     .089      .190      .344     .558    (.249)   1.141    2.000
Total from investment
 operations............        1.409        .207     .677     .229      .340      .514     .748    (.129)   1.241    2.110
Less distributions:
Distributions from net
 investment income.....        (.079)      (.103)   (.119)   (.142)    (.150)    (.296)   (.109)   (.116)   (.100)   (.118)
Distributions from net
 capital gains.........        (.620)      (.824)   (.428)   (.327)      --      (.258)   (.099)   (.815)   (.601)   (.232)
Total Distributions....        (.699)      (.927)   (.547)   (.469)    (.150)    (.554)   (.208)   (.931)   (.701)   (.350)
Net asset value at
end of year                   $7.24       $6.53    $7.25    $7.12     $7.36     $7.17    $7.21    $6.67    $7.73    $7.19

Total Return**.........       23.78%       2.28%    9.53%    3.36%     4.87%     7.00%   11.54%    (.53)%  19.66%   41.26%

Ratios/Supplemental Data
Net assets at end of period
 (in 000's)............    $317,463     $279,880 $345,755 $364,826 $374,993 $419,422 $370,705  $341,520  $299,353  $161,222
 Ratio of expenses to
 average net assets....        .95%       .79%      .69%     .70%      .69%    .69%     .70%     .72%      .78%       .89%
Ratio of net income to
 average net assets....       1.21%      1.27%     1.67%    1.86%     2.29%   2.51%    2.82%    1.97%     1.74%      2.00%
Portfolio turnover rate      86.20%     95.18%    51.12%   49.19%    56.76%  42.71%   51.17%   85.03%    44.82%     48.96%

Class II Shares:
                                May 1, 1995 to
                                June 30 1995
Per Share Operating
 Performance
Net asset value at
 beginning of period.....     $6.65
Net investment income..         .010
Net realized & unrealized
 gains on securities            .615
Total from investment
 operations............         .625
Less Distributions from net
 investment income.....        (.035)
Net asset value at
end of period                 $7.24
Total Return**.........        9.42%
Ratios/Supplemental Data
Net assets at end of year
 (in 000's)............       $342
 Ratio of expenses to
 average net assets....        1.77%*
Ratio of net income to
 average net assets....         .74%*
Portfolio turnover rate       86.20%

* Annualized
**Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.



C. The following text replaces the clause which discusses waivers to participants in individual retirement plan accounts under "How to Sell Shares of the Fund(s) - Contingent Deferred Sales Charge":

"; distributions from an individual retirement plan account by reason of death or disability, or upon periodic distributions based on life expectancy;"